Exhibit 99.1

ENERGY MATERIALS FOR THE 21 ST CENTURY TERENCE CRYAN – EXECUTIVE CHAIRMAN CHAD POTTER – PRESIDENT AND CEO APRIL 12, 2022 1 Building A Building B Original Kellyton Site Footprint

WESTWATER RESOURCES

CAUTIONARY STATEMENT

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements convey our current expectations or forecasts of future events. Forward-looking statements are subject to risks, uncertainties and assumptions and are identified by words such as "may," "could," "should," "would," "believe," "estimate," "expect," "anticipate," "plan," "forecast," "potential," "intend," "continue," "project,', "scheduled," and variations of these words, comparable words and similar expressions. All statements addressing operating performance, events or developments that Westwater expects will occur in the future, including but not limited to statements relating to: (i) the expected future growth in the demand for graphite, graphite products and vanadium; (ii) the timing or occurrence of the construction and operation of the Kellyton graphite processing facility; (iii) potential benefits from vanadium by-product sales on the Coosa graphite deposit; (iv) the timing or occurrence of any future drilling or production from the Company's properties or projects, and the anticipated economics and rate of return from the Company's projects; (v) the adequacy of funding, the Company's liquidity, and the Company's anticipated cash burn rate and capital requirements; and (vi) future governmental action to promote the production or price of domestically produced graphite, are forward-looking statements.

Because they are forward-looking statements, they should be evaluated in light of important risk factors and uncertainties. Factors that could cause actual results to differ materially from these forward-looking statements include, among others: (a) the spot price and long term contract price of graphite (both flake graphite feedstock and purified graphite products) and vanadium, and the world-wide supply and demand of graphite and vanadium; (b) the effects, extent and timing of the entry of additional competition in the markets in which we operate; (c) the ability to obtain contracts with customers; (d) available sources and transportation of graphite feedstock; (e) the ability to control costs and avoid cost and schedule overruns during the development, construction and operation of the Kellyton graphite processing facility; (f) the ability to construct and operate the Kellyton graphite processing facility in accordance with the requirements of permits and licenses and the requirements of tax credits and other incentives; (g) government regulation of the mining and manufacturing industries in the United States; (h) unanticipated geological, processing, regulatory and legal or other problems we may encounter; (i) the results of our exploration activities, and the possibility that future exploration results may be materially less promising than initial exploration results; (j) any graphite or vanadium discoveries not being in high enough concentration to make it economic to extract the metals; (k) our ability to finance growth plans; (l) the potential effects of the continued COVID-19 pandemic; (m) currently pending or new litigation or arbitration; and (n) our ability to maintain and timely receive mining, manufacturing, and other permits from regulatory agencies and (o) other factors which are more fully described in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the SEC.

Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements and forward-looking information, there may be other factors that cause results not to be as anticipated, estimated or intended. You are cautioned not to place undue reliance on forward-looking statements. There can be no assurance that these statements will prove to be accurate as actual results and future events could differ materially from those anticipated in the statements. Actual results may differ materially from those expressed or implied by these forward-looking statements because of, among other reasons, the factors described above and in the periodic reports that we file with the SEC from time to time, including Forms 10-K, 10-Q and 8-K and any amendments thereto. Except as required by law, we assume no obligation to publicly update any forward-looking statements and forward-looking information, whether as a result of new information, future events or otherwise.

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WWR CORE VALUES - Each Other - Our Environment - Our Assets - The Communities Where We Work - Our Reputation - Effective and efficient use of our shareholders’ assets - Focus on first quartile cost performance - Highest level of performance every day - Improving our processes; Conservative promises well kept 3 Our Core Values are based on Continuous Improvement in:

WESTWATER – ENSURING THE HEALTH AND GROWTH OF OUR BUSINESS We continue to advance battery graphite product development schedule: • We completed the Definitive Feasibility Study for our Kellyton Graphite Processing Plant and approved the $202 million construction of Phase I. • We secured the site for our intended processing plant near Kellyton, Alabama together with financial incentives from the state, county and industrial development boards. • We have purchased two buildings adjacent to our Kellyton site totaling 90,000 sq ft to accelerate our construction schedule. • Construction continues with civil & earthworks that began in March 2022, and completion expected Q2 of 2023. We continue to work to ensure adequate financial liquidity to support our key operations and business activities: • December 31, 2021, cash balance of $115.3 million and zero debt. 4

1 Shares Outstanding are as of March 14, 2022. 2 Options and RSUs outstanding are as of March 3, 2022 3 Calculated using the shares outstanding of March 14, 2022 and share price on April 4, 2022 Shares outstanding 1 41.1 million Share Price (4/04/2022) $1.93 Options/RSUs 2 525,337 Market Capitalization (3/31/2022) 3 $68 million Cash and Equivalents (12/31/2021) $115.3 million Debt $0 Liquidity (3 Mo. Avg.) (4/4/2022) 2.4 million shs/day 52 Wk Hi - Low $5.70 - $1.52 5 STOCK & FINANCIAL SNAPSHOT

FINANCIAL SUMMARY ($ in 000, Except for Share Amounts) 2021 2020 Variance Net Cash Used in Operations $(16,916) $(15,183) 11% Product Development Expenses $(5,975) $(4,049) 48% General and Administrative (1) $(8,875) $(7,343) 21% Net Loss from Continuing Operations $(16,144) $(13,912) 16% Net Loss from Discontinued Operations $ - 0 - $(9,662) n/m Net Loss (2) $(16,144) $(23,574) - 32% Net Loss Per Share (2) $(0.49) $(2.68) - 82% Avg. Weighted Shares Outstanding 32,653,089 8,799,190 271% (1): 2020 includes $1.7M of discontinued operations (2): 2020 includes discontinued operations 6

WESTWATER RESOURCES

GRAPHITE IS A MAJOR COMPONENT OF ALL BATTERIES

Why Graphite Matters:

- A critical component of all types of batteries including lead-acid, alkaline power cells and non-rechargeable lithium cells.
- Coated Spherical Purified Graphite (CSPG) is a critical component in lithium-ion batteries. *
- The US Government has defined graphite as “Critical to the nation’s security and prosperity” and Presidential Executive Orders ask U.S. Government Agencies to act with alacrity. **
- Today there are approximately 500 EV models globally and unprecedented growth in EV and Lithium-ion batteries is expected in the next 10 years.


+
Anode Cap
Lithium Disk
Nickel Spacer
Gasket
−
Cathode Can
CSPG Graphite
Separator
Copper Foil



GRAPHITE MINING
ALABAMA, USA



PRIMARY
PROCESSING
96.7% Cg PURITY
(Across All Flake sizes)



SECONDARY
PROCESSING
99.99% Cg PURITY



SPECIALTY
CSPG GRAPHITE
FOR LI-ION BATTERIES

* Roskill Natural and Synthetic Graphite Report, May 2017

**https://www.federalregister.gov/documents/2018/05/18/2018-10667/final-list-of-critical-minerals-2018 https://whitehouse.archives.gov/presidential-actions/executive-order-addressing-threat-domestic-supply-chain-reliance-critical-minerals-foreign-adversaries/

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BATTERY MARKETS ARE GROWING – GRAPHITE IS A CRITICAL COMPONENT 8 • 3% CAGR with well - established value chain • Many sub - segments and players Consumer Electronics Transportation • 24% CAGR expected over next 8 years • Predominantly Lithium - ion Batteries • US Government and Automakers announced a goal of 50% of all autos sold will be Electric Vehicle by 2050 Energy Storage Systems • 19% CAGR expected over the next 8 years • Post 2035 50% more of our power is expected to come from renewable energy Westwater’s Business development is focusing on the most bankable segments • Defense, Aerospace, Military and Medical with major players in North America • Government and major contract base business Specialties

ALABAMA GRAPHITE PROJECT KEY ATTRIBUTES 9 Proprietary Technology • High Purity Conversion • Simple and Patent Pending Process Cost Advantage • U.S. Manufactured Battery Grade Graphite • Vanadium Potentially Improves Project Economics Sustainability • Environmentally Sustainable Process

THE ALABAMA GRAPHITE PROJECT PROVIDES KEY ADVANTAGES 10 The Alabama Graphite Project is a near - term source of domestic U . S . battery - grade graphite • Westwater’s graphite will be produced in the United States using environmentally sustainable processes . • Westwater’s graphite will initially be produced from a non - Chinese source of natural graphite until the Coosa Graphite Deposit is developed . • Exploration is currently underway at the Coosa Graphite Deposit located in the Coosa County . • Westwater’s vanadium discovery at its Coosa Graphite Deposit could contribute revenues – exploration is underway .

PROPRIETARY PURIFICATION TECHNOLOGY Westwater has developed a new technology for graphite purification: • We have filed a Patent Application with the U.S. Patent and Trademark Office for this technology. • Our purification methodology has a more sustainable footprint than those currently used in China where environmentally damaging and expensive - to - manage hydrofluoric acid is used. • This process yields graphitic carbon (Cg) grade of more than 99.95%. The process allows for flexible feedstock and consistent performance. • Our process consists of three process steps including (1) caustic roasting of the graphite concentrate sample, (2) acid leaching of the roasted sample and (3) thermal treatment of the sample. • Samples are under evaluation at potential customers. 11

BUSINESS PLAN FOR THE ALABAMA GRAPHITE PROJECT - OVERVIEW Project Plan • Westwater’s Feasibility Study on Phase I of the Kellyton Graphite Processing Plant, led by Samuel Engineering, is Complete: • Phase I construction has begun. Expected completion in Q2 2023. • Expected Coated Spherical Purified Graphite production increased from previous plans to 3700 metric tons per year. • The Governor of the State of Alabama is supportive of the project. • Exploration drilling has begun to further define the Coosa Graphite Deposit (geologic model expected in 2022). • Westwater expects to begin mining at the Coosa Graphite Deposit in Alabama beginning in 2028. 12

EXECUTING OUR BUSINESS PLAN 13 • Feasibility study complete for Phase I of the Kellyton Graphite Processing Plant • $202 million construction of Phase I approved by the Board • Construction continues with civil & earthworks that began in March 2022 • On Schedule for completion in Q2 2023 • Samples are in potential customers’ hands • First LOI for product sale in place

OUR TEAM GOING FORWARD: TENURED LEADERSHIP 14 Terence J. Cryan Executive Chairman • Joined WWR as Chairman in 2017 • An experienced CEO; Extensive public company board experience • 20+ year career in investment banking and private equity • MSc. Econ. London School of Economics Chad M. Potter President and CEO • Joined in August 2021; more than 25 years of operational and executive experience in the metals industry • B.S. in Business from Wright State University; MBA from Morehead State University Jeffrey L. Vigil, VP Finance and CFO • Joined in June 2013; more than 40 years of financial experience, in mining and manufacturing • B.S. in Accounting from the University of Wyoming; licensed CPA Steven M. Cates Chief Accounting Officer • Joined in May 2021; 20 years of financial experience in mining, oil & gas and public accounting • B.S. in Accounting from the University of Redlands; licensed CPA Dain A. McCoig, VP Operations • Joined in 2004; experienced in all phases of ISR development and production; licensed Professional Engineer • B.S. in Mechanical Engineering from Colorado School of Mines Cevat Er VP - Technical Services • Joined in 2015. Founder of SRK Ankara, with 30 years of Turkish and US mining and environmental experience taking projects from concept to production • M.Sc. from University of Arizona, and B.S. Geological Engineering John W. Lawrence, General Counsel and Corporate Secretary • Joined in 2012; more than 35 years of experience in law and licensing across nuclear fuel cycle • B.S. in Nuclear Engineering from Purdue University and a J.D. from Catholic University, Columbus School of Law Jay Wago, VP Marketing and Sales • Joined in 2020, more than 20 years experience in sales and marketing to the lithium ion and electric vehicle markets in the US and Asia. • BSBA Marketing from Georgia State University

WHY WESTWATER AS AN INVESTMENT? 15 • We have a battery - grade graphite development business with strong upside potential in the United States. • Our battery - grade graphite products will be produced from a non - Chinese source of natural graphite until the Coosa Graphite Deposit is developed – currently expected in 2028. • Proven management team with experience in energy minerals development and financial management. • The Kellyton Graphite Processing Plant site provides for future expansion. • Anticipate catalysts for 2022 - • Significant supply shortages emerging as EV demand continues to grow. • The Biden Administration invoked the Defense Production Act to secure domestic supply chains for critical minerals used in batteries.

16 QUESTIONS?

ENERGY MATERIALS FOR THE TWENTY - FIRST CENTURY Contact Us 17 Westwater Resources Contacts : Investor Relations Contact : Terence J . Cryan, Executive Chairman Michael Porter Chad M . Potter, CEO & President Porter, LeVay and Rose Jeffrey L . Vigil, VP Finance & CFO Phone : 212 . 564 . 4700 Email : Info@WestwaterResources . net Email : IR@Westwaterresources . net Jay Wago – VP Sales and Marketing Email : Sales@WestwaterResources . net